Exhibit 99.1
Copyright © 2024 Harmony Biosciences. All rights reserved. INVESTOR DAY 2024 October 1, 2024 | New York City

Forward-Looking Statements This presentation includes forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in these materials or elsewhere, including statements regarding Harmony Biosciences Holdings, Inc.’s (the “Company”) future financial position, business strategy and plans and objectives of management for future operations, should be considered forward-looking statements. Forward-looking statements use words like “believes,” “plans,” “expects,” “intends,” “will,” “would,” “anticipates,” “estimates,” “may,” “could,” “might,” “continue,” “potential,” and similar words or expressions in discussions of the Company’s future operations, financial performance or the Company’s strategies, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on current expectations or objectives that are inherently uncertain. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expressed or implied forwarding-looking statements, including, but not limited to the risk factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 22, 2024 and its other filings with the SEC. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. This presentation includes information related to market opportunity as well as cost and other estimates obtained from internal analyses and external sources. The internal analyses are based upon management’s understanding of market and industry conditions and have not been verified by independent sources. Similarly, the externally sourced information has been obtained from sources the Company believes to be reliable, but the accuracy and completeness of such information cannot be assured. Neither the Company, nor any of its respective officers, directors, managers, employees, agents, or representatives, (i) make any representations or warranties, express or implied, with respect to any of the information contained herein, including the accuracy or completeness of this presentation or any other written or oral information made available to any interested party or its advisor (and any liability therefore is expressly disclaimed), (ii) have any liability from the use of the information, including with respect to any forward-looking statements, or (iii) undertake to update any of the information contained herein or provide additional information as a result of new information or future events or developments. 2 October 1, 2024 Harmony Biosciences | Investor Day

OPENING REMARKS SLEEP/WAKE FRANCHISE NEUROBEHAVIORAL FRANCHISE EPILEPSY FRANCHISE CLOSING REMARKS MANAGEMENT PANEL DISCUSSION Q&A JEFFREY M. DAYNO, MD President & Chief Executive Officer Harmony Biosciences

INNOVATIVE PATIENT-FOCUSED CATALYST-RICH PROFITABLE BIOTECH

Development Pipeline January 2023 6 October 1, 2024 Harmony Biosciences | Investor Day Primarily focused on sleep/wake and pitolisant PRODUCT / INDICATION PRE-IND PHASE 1 PHASE 2 PHASE 3 REGULATORY FILING MARKETED PRODUCT Sleep/Wake WAKIX® EDS in Narcolepsy (Adults) Cataplexy in Narcolepsy (Adults) Pitolisant Pediatric Narcolepsy Idiopathic Hypersomnia (IH) Prader-Willi Syndrome (PWS) Myotonic Dystrophy (DM1) Next Gen Formulations HBS-102 PWS TRANSFORMATION OF HARMONY’S PIPELINE

Transformation of Harmony's Pipeline


PRODUCT / INDICATION
PRE-IND
PHASE 1
PHASE 2
PHASE 3
REGULATORY FILING
MARKETED PRODUCT
Sleep/Wake
WAKIX®
EDS in Narcolepsy (Adults)
Cataplexy in Narcolepsy (Adults)
EDS in Narcolepsy (Pediatric)
Pitolisant
Idiopathic Hypersomnia (IH)
Prader-Willi Syndrome (PWS)
Myotonic Dystrophy (DM1)
Pitolisant Gastro-Resistant (GR)
Pitolisant High-Dose (HD)
BP1.15205 (Orexin-2 Receptor Agonist)
Sleep/Wake Disorders
HBS-102
PWS
Neurobehavioral
ZYN-002 (Cannabidiol Gel)
Fragile X Syndrome (FXS)
22q11.2 Deletion Syndrome (22q)
Rare Epilepsy
EPX-100 (Clemizole Hydrochloride)
Dravet Syndrome (DS)
Lenox-Gastaut Syndrome (LGS)
EPX-200 (Lorcaserin)
Developmental and Epileptic Encephalopathies (DEE)

3 CNS FRANCHISES | **8** ASSETS | **13** DEVELOPMENT PROGRAMS | **4** PHASE 3 PROGRAMS BY YEAR END

7 October 1, 2024 Harmony Biosciences | Investor Day HARMONY BIOSCIENCES

SLEEP/ WAKE

- Compelling data; conviction in IH - sNDA on track for Q4 2024
- Next-generation formulations of pitolisant to extend franchise beyond 2040
- Potential best-in-class orexin-2 agonist (BP1.15205)

NEURO BEHAVIORAL

- ZYN-002: innovative synthetic cannabidiol (CBD)
- Pivotal Phase 3 trial in Fragile X syndrome; topline data mid-2025
- ~80,000 patients in US; no approved treatments
- On track to initiate pivotal Phase 3 trial in 22q deletion syndrome in 2025

EPILEPSY

- EPX-100: validated MOA
- Pivotal registrational trial in Dravet syndrome; topline data 2026
- Pivotal Phase 3 trial in Lennox-Gastaut syndrome to initiate Q4
- ~8,000 patients in US for DS; ~40,000 patients for LGS

Innovation driving growth of the portfolio

HARMONY BIOSCIENCES

Harmony Biosciences data on file.

Anticipated Delivery on Catalyst-Rich Pipeline 9 October 1, 2024 Harmony Biosciences | Investor Day One or more new product or indication launches each year over the next 5 years KEY TAKEAWAY Idiopathic Hypersomnia Pediatric Narcolepsy Pitolisant-GR Fragile X syndrome Pitolisant-HD in 2028 Dravet syndrome Lennox-Gastaut syndrome Prader-Willi syndrome 22q deletion syndrome 2024 2025 2026 2027 - 2028

Our CNS expertise and proven commercial model will be efficiently scaled to successfully launch multiple rare CNS indications Newrology: Building a Leading CNS Company 10 October 1, 2024 Harmony Biosciences | Investor Day OUR FOUNDATION & PATH TO SUCCESS Strong/durable revenue growth for WAKIX® in narcolepsy; $1B+ opportunity out to 2030 Organizational expertise and capacity to advance and deliver multiple therapeutic assets Robust late-stage pipeline poised to deliver multi-billion-dollar revenue across 3 franchises

Delivering on a Promise to Patients 11 October 1, 2024 Harmony Biosciences | Investor Day To become the leading patient-focused CNS company delivering innovative treatments to patients living with unmet medical needs Our Vision Potential to deliver innovative treatments to hundreds of thousands of patients Chris Narcolepsy Patient Ciara Dravet syndrome Patient Livingston Fragile X syndrome Patient

Driving Shareholder Value 12 October 1, 2024 Harmony Biosciences | Investor Day 5 Anticipate 1 or more new product or indication launches each year over next 5 years $1B+ Proven commercial product and growing $3B+ Establishing leadership position in CNS 13 Development programs; 4 in Phase 3 by year end Catalyst-rich pipeline poised to deliver both near-term and long-term value creation

S L E E P / W A K E

JEFFREY DIERKS, MBA Chief Commercial Officer Harmony Biosciences OPENING REMARKS SLEEP/WAKE FRANCHISE NEUROBEHAVIORAL FRANCHISE EPILEPSY FRANCHISE CLOSING REMARKS MANAGEMENT PANEL DISCUSSION Q&A

WAKIX® Is One of the Most Successful Rare/Orphan Launches With Demonstrated Durable Revenue Generation DURABLE SALES GROWTH INTO YEAR FIVE ON THE MARKET WITH CAGR of ~45% REITERATES 2024 GUIDANCE: $700–$720M WAKIX Net Revenue Growth 2020–2024 $160 $305 $438 $582 $700– $720 $0 $200 $400 $600 $800 $1,000 2020 2021 2022 2023 2024 Guidance Net Revenue ($M) 1 15 Harmony Biosciences | Investor Day $1B+ Confident in WAKIX being a potential $1B+ opportunity in narcolepsy alone KEY TAKEAWAY 1. Harmony Net Sales 2024 Net Sales Guidance of $700-$720M October 1, 2024

Average Number of Patients on WAKIX Since Launch1 Meaningfully Differentiated Product Profile Key Driver in Strong Durable Growth in Patients on WAKIX® ~700 ~2,500 ~3,800 ~4,900 ~6,150 ~7,000 0 2,000 4,000 6,000 8,000 10,000 Nov-Dec 2019 2020 2021 2022 2023 2024 Guidance ~Average # of Patients on WAKIX ~Approximate patient counts 80,000 90,000 ~170,000 Diagnosed Narcolepsy Patients Undiagnosed Narcolepsy Population People Living With Narcolepsy in the U.S² Significant Room for Future WAKIX Growth 16 Harmony Biosciences | Investor Day 9,000+ 1. Net Patient Additions based on previously disclosed quarterly average number of patients on WAKIX; 2. https://narcolepsynetwork.org/ accessed Feb 2024; Harmony Biosciences, Data on file, April 2024 Strong durable patient growth, large remaining diagnosed patient opportunity KEY TAKEAWAY October 1, 2024

Unique Prescriber Dynamics Support Continued WAKIX® Growth, Opportunity for Next-Gen Pitolisant Assets in Narcolepsy

~9,000 NARCOLEPSY TREATING HCPs

~4,000 Enrolled in oxybate REMS	**WAKIX growth** — ↑ Depth of prescribing
~5,000 Not enrolled in oxybate REMS	**WAKIX growth** — Breadth of prescribing

MORE UNIQUE PRESCRIBERS OF WAKIX THAN SODIUM OXYBATE

Unique feature as non-scheduled treatment is the highest performing driver and differentiator for WAKIX[1]



KEY TAKEAWAY

Growing prescriber base for WAKIX with access to full diagnosed patient opportunity

1. Harmony Market Research, May 2024

17 October 1, 2024 Harmony Biosciences | Investor Day HARMONY BIOSCIENCES

Core Attributes of WAKIX® Product Profile Align with Existing Unmet Needs in Narcolepsy

Top Unmet Needs in Narcolepsy

- **Non-scheduled treatment options**
- **More tolerable** treatment regimens
- **More effective** treatment options
- **Novel MOAs**
- **Once-daily dosing options**

WAKIX Product Profile*

- ✓ First and only FDA-approved **non-scheduled** treatment for narcolepsy
- ✓ **Established safety and tolerability profile**
- ✓ Approved for the **treatment of EDS or cataplexy in narcolepsy**


Wakix
pitolisant tablets
4.45 mg
Wakix
pitolisant tablets
17.8 mg

- ✓ First in class molecule with a **novel MOA**
- ✓ **Once-daily** dosing in the morning

KEY TAKEAWAY

WAKIX offers meaningfully differentiated product profile aligned to unmet needs

* Based on FDA-approved adult narcolepsy product labeling | Source: Harmony ATU, July 2018 (n=286); Versta Research, Know Narcolepsy Survey ("Know Narcolepsy"), October 2018; Unmet needs listed in descending order of importance stated by combined HCP and patient audience responses.

18 October 1, 2024 Harmony Biosciences | Investor Day HARMONY BIOSCIENCES

Unique Commercial Model Supporting WAKIX® Growth; Scalable For Next-Gen Formulations and Harmony Pipeline Assets


3rd PARTY PATIENT CLAIMS DATA
HARMONY MARKETING INITIATIVES
HARP
HARMONY ADVANCED RESOURCE PLATFORM
PATIENT INFORMATION
HCP INFORMATION
PATIENT MEDICATION BEHAVIOR
RX INFORMATION
Patient Engagement
AI Predictive Modeling
Data-Driven Decision Making
WAKIX Rx
Centralized Patient Hub
SP Distribution Network
Rx Home Delivery

KEY TAKEAWAY

Scalable, data-driven unique commercial model positioned to be leveraged for future Harmony pipeline

19 October 1, 2024 Harmony Biosciences | Investor Day HARMONY BIOSCIENCES

The Pitolisant Franchise: Patient-Centric Drug Development Building Our Leadership Position in Sleep/Wake

NARCOLEPSY UNMET NEEDS	WAKIX®*	Pitolisant-GR	Pitolisant-HD
75% Residual symptoms[1]			Higher dose, enhanced efficacy
60% Report fatigue[2]			Fatigue indication
100% Products require titration; 33% Don't achieve clinical benefit		No titration	No titration
88% Report GI disturbances[3,4]; 1 in 5 Cite nausea as a side effect[5]		Gastro-resistant coating	Gastro-resistant coating
56% Cite frustration with side effects[6]	Well tolerated; safety profile	Well tolerated; safety profile	Well tolerated; safety profile
1 Only 1 FDA-approved treatment indicated for EDS and cataplexy	EDS and Cataplexy	EDS and Cataplexy	EDS and Cataplexy
100% FDA-approved treatments are scheduled (CII – CIV)	Non-scheduled	Non-scheduled	Non-scheduled

1. McCullough et al. Novel treatment options in narcolepsy, Chicago Rush Memorial Center- SLEEP 2019 Abstract; 2. Droogleever et al. (2012). Severe fatigue in narcolepsy with cataplexy. Sleep, 21(2), 163-169; 3. Barateau et al., Dauvilliers, 2019; 4. Wang et al., 2023; 4. Zhan et al., 2023; 5. Postmarketing study; 6. Versta Research, Know Narcolepsy Survey ("Know Narcolepsy"), October 2018; * WAKIX attributes based on FDA-approved adult narcolepsy product labelling.

20 October 1, 2024 Harmony Biosciences | Investor Day
HARMONY BIOSCIENCES

Pitolisant-HD: Viewed as a Superior Product Compared to WAKIX®, Anticipate Strong Uptake Across All Narcolepsy Patients

Physician Perception of Pitolisant-HD Target Product Profile (N=25)

Overview of Physician Feedback

- Pitolisant-HD offers significant improvements over WAKIX
- Improved efficacy addresses most pressing unmet need
- Fatigue indication could significantly increase utilization
- Anticipated high uptake of Pitolisant-HD — new, current and previous WAKIX patients

Physician Perceptions of Product Profile

	Favorability vs. WAKIX	Rationale
EDS / Cataplexy		Enhanced efficacy viewed as the greatest differentiator
Improvement in Fatigue		Unique indication seen as value driver for select HCPs



Low
High
Low
High

Overall



Low
WAKIX
Pitolisant-HD
High

KEY TAKEAWAY

Pitolisant-HD opportunity: grow the patient base, extend the pitolisant franchise

EDS: Excessive Daytime Sleepiness; HCP: Health Care Provider; HD: High-Dose. | Source: Physician Interviews; ClearView Analysis.

21 October 1, 2024 Harmony Biosciences | Investor Day

Favorable Market Access Landscape Outlook for Pitolisant-HD Pre- and Post-WAKIX® LOE 22 October 1, 2024 Harmony Biosciences | Investor Day 1 ~Approximate Patient Counts • Anticipated access to pitolisant-HD without restrictions Pre-WAKIX LOE • Anticipated access to pitolisant-HD for majority of patients Post-WAKIX LOE KEY TAKEAWAY Management of Pitolisant-HD Pre- and Post-WAKIX LOE (N=7) Anticipated Management of Pitolisant-HD PRE-WAKIX LOE Anticipate patient access to pitolisant-HD without WAKIX step-edit1 POST-WAKIX LOE De Novo Pitolisant Expected step through generic pitolisant2 Access to pitolisant-HD with fatigue validated by measurement tool used in pitolisant-HD clinical trial Pitolisant-HD Patients Patients with WAKIX/pitolisant experience will have access to pitolisant-HD (will not be stepped through generic pitolisant) WAKIX Patients Previous WAKIX Experience 1. Assume price parity to WAKIX; 2. Assumes generic is priced significantly below WAKIX. | GI: Gastrointestinal; HCP: Healthcare Provider; LOE: Loss of Exclusivity. Source: Payer Interviews; ClearView Analysis.

Pitolisant Franchise Poised to Drive Durable Patient and Revenue Growth to the Mid-2040s

2019 · 2026 · 2028 · 2030 · 2040

WAKIX® (LOE SEPT 2030*)
$1B+ foundation in narcolepsy alone

PITOLISANT-GR (PDUFA DATE 2026)
Expands pitolisant patient base
$300–$500M Opportunity

PITOLISANT-HD (PDUFA DATE 2028)
Grows pitolisant patient base and extends pitolisant franchise
$1B+ opportunity in narcolepsy alone

- Two meaningfully differentiated product profiles building off WAKIX with PDUFAs prior to LOE
- Provisional patents filed out to 2044 to extend durable patient and net revenue growth
    - Pursuing other indications (IH, DM1) to drive incremental patient, net revenue growth

KEY TAKEAWAY

- **Pitolisant franchise strengthens leadership position in sleep/wake**
- **Poised to deliver durable patient growth and significant revenue to the mid 2040s**

*Based on pediatric exclusivity

23 October 1, 2024 Harmony Biosciences | Investor Day HARMONY BIOSCIENCES

KUMAR BUDUR, MD, MS Chief Medical & Scientific Officer Harmony Biosciences OPENING REMARKS SLEEP/WAKE FRANCHISE NEUROBEHAVIORAL FRANCHISE EPILEPSY FRANCHISE CLOSING REMARKS MANAGEMENT PANEL DISCUSSION Q&A

Why Are We Developing Pitolisant-HD? 25 October 1, 2024 Harmony Biosciences | Investor Day 75% 7 to 8 out of 10 patients continue to experience EDS despite being on treatment1 Better Efficacy at Higher Exposure of Pitolisant Addresses an Important Unmet Medical Need for Patients with Narcolepsy2 1. McCullough et al. Novel treatments options in narcolepsy, Chicago Rush Memorial Center - SLEEP 2019 Abstract; 2. Illustrative based on pitolisant data. 17.8 mg 35.6 mg Optimized PK and higher doses (pitolisant-HD) Efficacy in EDS Dose Better efficacy at higher doses supported by evidence for exposure response from pitolisant clinical trials KEY TAKEAWAY

Phase 1b Safety Study • Randomized, double-blind, placebo-controlled • N = 15 subjects per cohort • Assessing safety, tolerability, pharmacokinetics • Effect on QT interval Primary Objective Safety and tolerability of pitolisant after 14-day multiple oral doses ranging from 60 mg/day to 180 mg/day in healthy male subjects Initial Findings1 • Safety profile similar to the established safety profile of WAKIX® at repeat doses of pitolisant up to 180 mg • No serious AEs observed • No new safety or tolerability issues • Full data to be presented at upcoming scientific meeting Pitolisant: Generally Safe at Higher Doses 26 October 1, 2024 Harmony Biosciences | Investor Day • Established safety up to 5X WAKIX highest labeled dose • Safety profile similar to the established safety profile of WAKIX KEY TAKEAWAY 1. Data on file. NE W DATA

Pitolisant High-Dose (HD): Differentiated Profile 27 October 1, 2024 Harmony Biosciences | Investor Day Proof Points/Development Plans Differentiated Features Higher Dose Up to 2x compared to WAKIX® • Better efficacy in EDS/cataplexy • Higher POS for fatigue Optimized PK Profile Pilot PK study • Higher bioavailability than WAKIX • Decreased variability Gastro-Resistant Coating Confirmed with dissolution assays Designed to address GI issues Differentiated Indications • Fatigue in Narcolepsy • Sleep inertia in IH • EDS and Fatigue in Myotonic Dystrophy • First indication for these symptoms • Differentiated label IP Provisional patent filed Potential IP protection until 2044 Pitolisant-HD designed to address unmet needs with potential IP until 2044 KEY TAKEAWAY

Pitolisant-HD: Path to PDUFA 28 October 1, 2024 Harmony Biosciences | Investor Day 2024 2025 2026 2027 2028 Formulation optimization/CMC/Phase 1 Topline data/ NDA submission Regulatory review/ PDUFA Phase 3 registration study On-track for PDUFA in 2028 KEY TAKEAWAY

Idiopathic Hypersomnia: Building Strong Benefit/Risk Proposition 29 October 1, 2024 Harmony Biosciences | Investor Day IH: DISORDER WITH HIGH UNMET NEED ESTABLISHED SAFETY Non-scheduled and simple dosing regimen FAVORABLE BENEFIT/RISK PROFILE COMPELLING TOTALITY OF DATA FROM INTUNE STUDY a Phase 3 pivotal study in IH REAL WORLD DATA and experience from a large clinic On-track for sNDA submission in 4Q 2024 KEY TAKEAWAY

Pitolisant Study Design in IH: INTUNE Study 30 October 1, 2024 Harmony Biosciences | Investor Day Long-term Extension Study UP TO 28 DAYS -28D through -1D Titration + Dose Optimization Stable Dose 2 WEEKS Weeks 7–8 6 WEEKS Titration: Weeks 1–3 | Optimization: Weeks 4–6 Responders Randomized Pitolisant Placebo 4 WEEKS Weeks 9–12 | Day 57–84 Screening + Baseline VISIT 1 Eligible patients (i.e., responders) were randomized to either pitolisant or matching placebo VISIT 2 (DAY -1) Open-label Phase (N=~200) Double-Blind Randomized Withdrawal Phase Harmony Biosciences data on file.

Strong and Durable Improvement in EDS in Patients With IH (As Measured by ESS) 31 October 1, 2024 Harmony Biosciences | Investor Day 0 2 4 6 8 10 12 14 16 18 0 31 60 91 121 152 182 213 244 274 305 335 366 397 425 456 Mean ( ±SD) ESS Score NORMAL ESS RANGE -1 8 22 56 84 OLE 22 OLE 202 OLE 382 LONG-TERM EXTENSION DAYS 84–466 Durability and persistence RWD DAYS 56–84 Day NE W DATA Robust response to pitolisant during the Open-Label Phase KEY TAKEAWAY Pitolisant STRONG EFFICACY RESPONSE • ~3-point decline within first week • By day 22, mean ESS score in normal range • Mean improvement in ESS score of 9.4 points by end of open-label phase (~5x clinically meaningful difference) • Over response rate of 83% as defined by a 3-point improvement in ESS OPEN-LABEL PHASE DAYS 0–56 Harmony Biosciences data on file.

OPEN-LABEL PHASE DAYS 0–56 LONG-TERM EXTENSION DAYS 84–466 Durability and persistence of response 0 2 4 6 8 10 12 14 16 18 0 31 60 91 121 152 182 213 244 274 305 335 366 397 425 456 Mean ( ±SD) ESS Score Day Randomized Withdrawal Period 32 October 1, 2024 Harmony Biosciences | Investor Day -1 8 22 56 84 OLE 22 OLE 202 OLE 382 Day NE W DATA • Persistence of efficacy in placebo arm; prolonged pharmacodynamic effect • Outliers in pitolisant arm KEY TAKEAWAY NORMAL ESS RANGE Harmony Biosciences data on file. RWD DAYS 56–84 WHAT HAPPENED DURING THE RWD PERIOD? Persistence of efficacy in placebo arm: • Placebo arm did not worsen as expected, even 4 weeks after the last dose of pitolisant • Modulation of H3 receptors and downstream effects Outliers in pitolisant arm: • Few outliers on pitolisant worsened and thought they were on placebo (confirmed via Exit Interviews), indicating the possibility of expectation bias • Benign AE profile of pitolisant Pitolisant Pitolisant RWD Placebo

OPEN-LABEL PHASE DAYS 0–56 0 2 4 6 8 10 12 14 16 18 0 31 60 91 121 152 182 213 244 274 305 335 366 397 425 456 Mean ( ±SD) ESS Score Day Strong and Durable Improvement in EDS in Patients With IH (As Measured by ESS) 33 October 1, 2024 Harmony Biosciences | Investor Day -1 8 22 56 84 OLE 22 OLE 202 OLE 382 Day NE W DATA The mean ESS Score stayed within the normal range throughout the long-term extension period KEY TAKEAWAY NORMAL ESS RANGE Pitolisant Pitolisant RWD Placebo RWD DAYS 56–84 Harmony Biosciences data on file. STRONG EFFICACY RESPONSE • ~3-point decline within first week • By day 22, mean ESS score in normal range • Mean improvement in ESS score of 9.4 points by end of open-label phase (~5x clinically meaningful difference) • Over response rate of 83% as defined by a 3-point improvement in ESS LONG-TERM EXTENSION DAYS 84–466 Durability and maintenance of response

Strong and Durable Improvement in Symptoms of IH (As Measured by IHSS) 34 October 1, 2024 Harmony Biosciences | Investor Day 0 5 10 15 20 25 30 35 40 0 31 60 91 121 152 182 213 244 274 305 335 366 397 425 456 Mean ( ±SD) IHSS Score -1 56 84 OLE 22 Day OLE 202 OLE 382 Day DESIRABLE RANGE NE W DATA The mean IHSS Score stayed within the desirable range throughout the long-term extension period KEY TAKEAWAY Pitolisant Pitolisant RWD Placebo OPEN-LABEL PHASE DAYS 0–56 Strong efficacy response RWD DAYS 56–84 Harmony Biosciences data on file. LONG-TERM EXTENSION DAYS 84–466 Durability and maintenance of response

Strong and Durable Improvement in Sleep Inertia (As Measured by SIQ) 35 October 1, 2024 Harmony Biosciences | Investor Day 0 10 20 30 40 50 60 70 80 0 31 60 91 121 152 182 213 244 274 305 335 366 397 425 456 Mean ( ±SD) SIQ Score -1 56 84 OLE 22 Day OLE 202 OLE 382 Day NE W DATA The mean SIQ Score demonstrated sustained improvement throughout the long-term extension period KEY TAKEAWAY Pitolisant Pitolisant RWD Placebo OPEN-LABEL PHASE DAYS 0–56 Strong efficacy response RWD DAYS 56–84 Harmony Biosciences data on file. LONG-TERM EXTENSION DAYS 84–466 Durability and maintenance of response

Pitolisant Use in Idiopathic Hypersomnia: A French Study A real-world independent database analysis (SOMNOBANK) conducted by Yves Dauvilliers 36 October 1, 2024 Harmony Biosciences | Investor Day N=64 patients with idiopathic hypersomnia treated with pitolisant between 2010–2024 314 total clinical visits were performed The “Somnobank” Protocol Cohort

n=9, then converted to pitolisant as mono tx n=9, then converted to pitolisant with other txs n=15, continued pitolisant as mono tx n=6, combined pitolisant with other txs n=9, discontinued pitolisant, started other n=6, lost to follow-up SOMNOBANK Real World Database Results patients in database 37 Harmony Biosciences | Investor Day N=64 N=6 lost to follow-up not on treatment at first visit N=60 on pitolisant at first visit N=4 started pitolisant as monotherapy N=36 started with other drug as monotherapy N=18 38% 24/64 pitolisant monotherapy TAKEAWAY 23% 15/64 pitolisant adjunctive treatment 61% 39/64 on pitolisant More than 60% of IH patients experienced benefit with pitolisant KEY TAKEAWAY October 1, 2024

Bioprojet Compassionate Use (ATU) Study: ESS Total Score 38 Harmony Biosciences | Investor Day Characteristic ESS Score at Baseline n 61 Mean (SD) 16.2 (3.80) Mean of Post-Baseline ESS Scores n 27 Mean (SD) 12.3 (4.67) Change from Baseline ESS Score to Mean of Post-Baseline ESS Scores n 26 Mean (SD) -3.6* (3.80) *Reduction of 2 points is clinically meaningful; AASM Guidelines NE W DATA Real-world evidence in support of the efficacy of pitolisant in patients with IH KEY TAKEAWAY Bioprojet data on file. October 1, 2024

Voice of the Patient Report: Highlights Patient Burden and the Need for Non-Stimulant Treatments • Externally Led Patient-Focused Drug Development Initiative; April 2024 • Attended by FDA, Advocacy and other stakeholders • Need for more research and awareness • Desire for non-stimulant treatments • Frustration with current treatments • Hope for new treatments • Final report: FDA input • Serves as reference for Agency highlighting need for new treatment options 39 October 1, 2024 Harmony Biosciences | Investor Day Highlights not just the burden of disease but also urgency around the need for new treatments, especially non-stimulant treatments KEY TAKEAWAY

Pitolisant: Strong Case for Approval Proposed in the sNDA submission for IH 40 October 1, 2024 Harmony Biosciences | Investor Day TOTALITY OF DATA FROM THE PHASE 3 INTUNE STUDY Open-label, randomized withdrawal and long-term extension REAL WORLD AND CLINICAL EXPERIENCE DATA BENEFIT / RISK PROFILE Non-scheduled, unique safety profile and simple dosing regimen VOICE OF THE PATIENT REPORT sNDA SUBMISSION ON-TRACK FOR SUBMISSION 4Q 2024

BP1.15205: Potential Best-in-Class Orexin 2 (OX2R) Agonist 41 October 1, 2024 Harmony Biosciences | Investor Day Next wave of innovation in Sleep/Wake TEIJIN Tokyo-based Pharma, innovator (TPM-1116) COLLABORATION WITH PROF. YANAGISAWA Discovered orexin receptors and implications on sleep/wake UNIQUE STRUCTURE/CHEMICAL SCAFFOLD Leveraged lessons learned from other OX2R agonists CLINICAL POTENTIAL • Potency and selectivity • Once-daily dosing

Discovery of BP1.15205: Novel Chemical Scaffolding

- **Differentiated structure compared to the usual pyrrolidine sulfonamide and bicyclic moieties**
- **Distinct scaffolding from known ligands with drug-like properties**
  - Confers unique properties and potential clinical benefits
  - Efficient and expedited synthesis


SCAFFOLD HOPPING
2HCl
TRUNCATED/SUBSTITUTED APPROACHES
SBDD
LEAD OPTIMIZATION
BP1.15205

KEY TAKEAWAY

Distinct scaffolding confers unique properties and potential clinical benefits

Bioprojet data on file.

42 October 1, 2024
Harmony Biosciences | Investor Day
HARMONY BIOSCIENCES

In Vitro Pharmacology • Highly potent compound which has shown concentration-dependent hOX2R agonistic activity • Minimal inter-species difference in the agonistic activity between hOX2R, mOX2R and mkOX2R • Greater than 600-fold selectivity for hOX2R over hOX1R • Very high selectivity (>1,000) over more than 150 biological targets Human Mouse NHP OX2R EC50 (nM) OX2R EC50 (nM) OX2R EC50 (nM) Orexin-A 0.027 0.041 0.047 Orexin-B 0.025 0.028 0.014 BP1.15205 0.015 0.015 0.030 Human OX2R -1 3 -1 2 -1 1 -1 0 -9 -8 -2 5 0 2 5 5 0 7 5 1 0 0 1 2 5 h u m a n O X 2 R L o g C o n c .[M ] % o f co n tro l O re x in B O re x in A T P M -1 1 1 6 Orexin A Orexin B BP1.15205 Log Conc. [M] N=4, Mean (SD) % of control -13 -12 -11 -10 -9 -8 125 100 75 50 25 0 -25 43 Harmony Biosciences | Investor Day NE W DATA High potency at OX2R demonstrated across multiple species KEY TAKEAWAY Bioprojet data on file. October 1, 2024

Select DMPK parameters HRMY/BP1 BP1.15205 Centessa2 ORX750 Eisai3 E2086 Takeda4 TAK-861 Takeda5 TAK-925 Takeda4 TAK-994 Alkermes6 2680 Jazz JZP441 Potency (hOX2R, EC50) 0.015 nM 0.11 nM 2.3 nM 2.5 nM 5.5 nM 19 nM Not reported Not reported Selectivity for hOX2R vs hOX1R > 600x 9800x > 2000x 3000x > 5000x Not reported Not reported Not reported Dosing regimen Potential for once-daily oral dosing Not reported Not reported Twice a day dosing IV dosing Twice a day dosing Once a day dosing Not reported BP1.15205: Most potent OX2R Agonist (In Vitro Pharmacology Data) 44 Harmony Biosciences | Investor Day NE W DATA The most potent orexin-2 receptor agonist (based on publicly available data) KEY TAKEAWAY 1.Bioprojet/Harmony data on file; 2. Lack et al., World Sleep 2023, abstract; 3. Hatanaka et al., ACNP 2022, poster; 4. Kimura et al., World Sleep 2023, abstract; 5. Yukitake et al., Pharmacol Biochem Behav. 2019, publication; 6. Clinicaltrials.gov. October 1, 2024

BP1.15205 Clinical Potential: Novel Chemical Structure, High Potency / Good Selectivity and PK Profile 45 October 1, 2024 Harmony Biosciences | Investor Day High potency with potential efficacy in various sleep disorders and other indications Potent on-target effects Potentially better AE profile Highly desirable QD dosing 24h Potential approval in early 2030s Potential for combination drug development: pitolisant-HD and BP1.15205 Potential best-in-class OX2R agonist with possibility for broad clinical utility; on track for IND submission mid-2025 KEY TAKEAWAY

Q4 2024 – sNDA submission for pitolisant in IH; anticipated PDUFA Q2/Q3 2025 Mid-2025 – IND submission for OX2R agonist (BP1.15205) 2026 – PDUFA for pitolisant-GR in narcolepsy 2028 – PDUFA for pitolisant-HD in narcolepsy Sleep/Wake Franchise Catalysts

KUMAR BUDUR, MD, MS Chief Medical & Scientific Officer Harmony Biosciences BRUCE CORSER, MD, FAASM President and Medical Director Intrepid Research and Sleep Management Institute F I R E S I D E C H A T

N E U R O B E H A V I O R A L

Neurobehavioral Franchise: Addressing a High Unmet Medical Need

ACQUISITION OF ZYNERBA BROUGHT IN ZYN-002

Innovative product profile; purely synthetic cannabidiol (CBD)

MARKET OPPORTUNITY

- ~80,000 patients in the US with FXS and similar for 22q
- Worldwide rights

Zynerba PHARMACEUTICALS

LEAD PROGRAM IN FRAGILE X SYNDROME (FXS)

- Currently in Phase 3 pivotal study
- On track for topline data mid-2025
- Plan to pursue pivotal Phase 3 trial in 22q deletion syndrome (22q)

HIGH UNMET NEED

No approved treatments for both FXS and 22q

49 October 1, 2024 Harmony Biosciences | Investor Day HARMONY BIOSCIENCES

CARRIE BUCHANAN, MD Developmental-Behavioral Pediatrician Greenwood Genetic Center OPENING REMARKS SLEEP/WAKE FRANCHISE NEUROBEHAVIORAL FRANCHISE EPILEPSY FRANCHISE CLOSING REMARKS MANAGEMENT PANEL DISCUSSION Q&A

Carrie Buchanan, MD Fragile X Program Director Greenwood Genetic Center Oct. 1, 2024 Fragile X Syndrome The Endogenous Cannabinoid System and the Role of CBD in Fragile X Syndrome

Fragile X Syndrome(FXS)

- X-linked, genetic condition
  - DNA (gene)→ mRNA → Protein
  - FMR1 → FMR1 mRNA → FMRP
  - The gene (FMR1) is shut off by methylation, so the gene product (FMRP) is not made

- Caused by a CGG repeat expansion >200 repeats in the promoter region of *FMR1*

- Full mutation results in **hypermethylation** and **silencing** of *FMR1* promoter (turns off gene) and an absence or reduction of its gene product FMRP

- FMRP plays a very important role in early brain development

FMR1 = Fragile X messenger ribonucleoprotein 1 gene
FMRP = Fragile X messenger ribonucleoprotein

CGG expansion > 200 repeats in the promoter region of *FMR1* → methylation of gene → silencing of *FMR1* promoter → absence/reduction of FMRP



FMR1 gene
5' UTR
~ 4 Kb
3' UTR
CGG
CGG repeats
Normal
Premutation
Full-mutation
6-50
55-200
>200
Methylation
FMR1 mRNA
FMRP protein
15-25% females
10% males
100%
Phenotype
Premature Ovarian Failure (POF)
Tremor/Ataxia Syndrome (FXTAS)
Fragile X Syndrome (FXS)

Greenwood Genetic Center
Where Compassion Inspires Progress

Carries mRNA from the nucleus to areas of the cell where proteins are made (translation) Largely repressive effect on translation (meaning, an absence of FMRP causes an over-production/abundance of many proteins) Absence leads to dysregulation of several proteins involved in neuron formation and synaptic function Over 1,000 known target mRNAs of FMR1 FMRP (fragile x messenger ribonucleoprotein) Loss of FMRP results in immature dendritic spine architecture, thought to be a pruning deficit Repressive effect on translation = excessive protein production and altered synapse

• Neurodevelopmental disorder • Males are more frequently affected than females, and often with higher severity (XX in females is protective) • Most common cause of inherited intellectual disability (low IQ) • Large impact on behavior and functional abilities – Daily living skills, communication, and social-emotional skills • Most commonly known single gene cause of autism spectrum disorder (ASD) • High levels of anxiety (social anxiety, specific phobias and generalized anxiety), social avoidance, irritability, and hyperarousal/overstimulation – Very common and often disabling Fragile X Syndrome (FXS)

Fragile X Syndrome Behavioral Phenotype

Phenotype = observable symptoms resulting from genotype (genetics)

- poor eye contact
- social avoidance
- preference for solitary activities
- excessive shyness
- anxiety (social anxiety, generalized anxiety, specific phobias)
- hand flapping/stimming
- hand biting
- aggression
- irritability
- attention deficits
- hyperactivity
- impulsivity
- hyperarousal
- oversensitive to sensory stimuli
- autism spectrum disorder

Sensitive to sensory stimuli



Hand/finger biting





Anxiety/Irritability



Poor eye contact

Greenwood Genetic Center
Where Compassion Inspires Progress

Endocannabinoid System (ECS)

- Major role in neuronal (brain) development and function:
  - Facilitates synaptic homeostasis (balance of excitatory and inhibitory neurotransmitters)
  - Neuronal plasticity (neural growth/reorganization)
- Two parts (neurotransmitters and receptor):
  - Two endocannabinoids = neurotransmitters
    - 2-AG
    - AEA
  - Cannabinoid receptor (CB1)
    - Major endocannabinoid receptor in brain
    - Present in neocortex, cerebellum, forebrain structures, basal ganglia and limbic system
    - Involved in learning, memory, executive function, social interaction, behavior and emotion


Cannabinoids Receptor
Presynaptic
The neuron that sends messages by releasing neurotransmitter chemicals, when it receives a signal to react
Neurotransmitters
Chemical messages that travel from one brain cell to the other
Receptor
Part of the neuron that is activated by neurotransmitters, they allow messages to be passed from one neuron to another
Cannabinoids
Natural chemicals found in the body and in cannabis, that either bind to or stimulate the cannabinoid receptors found in the brain and around the body
Postsynaptic
The neuron that receives messages, when its receptor is activated by neurotransmitter chemicals

- Endo = endogenous = internal/inside the body/naturally produced
- Central role in neuronal development (development of the brain/neurons and cognitive function)
- Central role in the pathogenesis of FXS

Greenwood Genetic Center
Where Compassion Inspires Progress

Normal Endocannabinoid System When the FMR1 gene functions normally, FMRP is produced at adequate levels ▪ 2-AG is produced normally and released and binds to the CB1 receptor ▪ This inhibits glutamate release ▪ Glutamate is excitatory so may produce symptoms like social avoidance, anxiety, and irritability ▪ Inhibition of glutamate release may prevent these

Endocannabinoid Dysfunction in FXS When the FMR1 gene function is abnormal in FXS, FMRP production is decreased or absent 2-AG production and release increases ▪ This causes the CB1 receptor to become desensitized and internalized ▪ Normal inhibition of glutamate doesn’t occur ▪ Excitatory glutamate is released ▪ This may increase behavioral symptoms in Fragile X patients 58

Proposed Mechanism of Cannabidiol in Fragile X Syndrome in the ECS CBD works to bring the endocannabinoid system closer to normal function ▪ 2-AG production is still increased ▪ FMRP production is still decreased or absent ▪ CBD can modulate the CB1 receptor ▪ Normal inhibition of glutamate is restored ▪ Excitatory glutamate effects lessened ▪ Leads to reduction of behavioral symptoms 59

Role of Endocannabinoid System and Cannabidiol Therapy in FXS
Published in the *Journal of Neurodevelopmental Disorders*

Palumbo *et al.*
Journal of Neurodevelopmental Disorders (2023) 15:1
https://doi.org/10.1186/s11689-023-09475-z

Journal of Neurodevelopmental Disorders

REVIEW **Open Access**

Check for updates

Role of the endocannabinoid system in fragile X syndrome: potential mechanisms for benefit from cannabidiol treatment

Joseph M. Palumbo[1], Brian F. Thomas[2], Dejan Budimirovic[3,4], Steven Siegel[5], Flora Tassone[6,7], Randi Hagerman[6,8], Christopher Faulk[9], Stephen O'Quinn[1*] and Terri Sebree[1]

The article can be accessed online at the Journal of Neurodevelopmental Disorders at https://rdcu.be/c25fu.
J Neurodev Disord. 2023 Jan 9;15(1):1. doi: 10.1186/s11689-023-09475-z.

- *"…Multiple lines of evidence suggest a central role for the endocannabinoid system (ECS) in the neuronal development and cognitive function and in the pathogenesis of fragile X syndrome (FXS)."*
- *"FXS is caused by deficiency or absence of FMRP [FRM1 protein]…The absence of FMRP downregulates the ECS signaling, which has been implicated in FXS pathogenesis."*
- *"Consistent with these proposed mechanisms of action of cannabidiol in FXS, in the CONNECT-FX trial the transdermal cannabidiol gel, ZYN002, was associated with improvements in measures of social avoidance, irritability, and social interaction, particularly in patients who are most affected, showing ≥90% methylation of the FMR1 gene."*

Greenwood Genetic Center
Where Compassion Inspires Progress

CONNECT-FX Data Published in the *Journal of Neurodevelopmental Disorders*

Berry-Kravis *et al.*
Journal of Neurodevelopmental Disorders (2022) 14:56
https://doi.org/10.1186/s11689-022-09466-6

Journal of Neurodevelopmental Disorders

RESEARCH **Open Access**

Check for updates

A randomized, controlled trial of ZYN002 cannabidiol transdermal gel in children and adolescents with fragile X syndrome (CONNECT-FX)

Elizabeth Berry-Kravis[1], Randi Hagerman[2,3], Dejan Budimirovic[4,5], Craig Erickson[6], Helen Heussler[7,8], Nicole Tartaglia[9], Jonathan Cohen[10,11], Flora Tassone[2,12], Thomas Dobbins[13], Elizabeth Merikle[14], Terri Sebree[15], Nancy Tich[15], Joseph M. Palumbo[15] and Stephen O'Quinn[15*]

- *"…ZYN002 was well tolerated in patients with FXS and demonstrated evidence of efficacy with a favorable benefit risk relationship in patients with ≥ 90% methylation of the FMR1 gene, in whom gene silencing is most likely, and the impact of FXS is typically most severe."*
- *"Thus, CONNECT-FX appears to provide evidence that identifies a biologically identifiable and clinically responsive population of patients affected by FXS who are defined by both full mutation and ≥ 90% methylation of the FMR1 gene."*

The article can be accessed online at the Journal of Neurodevelopmental Disorders at https://rdcu.be/c0sKz.

Greenwood Genetic Center
Where Compassion Inspires Progress

Variable Methylation in the FMR1 Gene

- Healthy individuals: No methylation → normal expression and production of FMRP → normal function of the ECS

- Fragile X syndrome
  - Full mutation (over 200 CGG repeats) → **full methylation (>90%)** of the promoter region → complete silencing of the gene → absence of FMRP → FXS and dysregulated ECS (better response to exogenous CBD)

  - In some cases of FXS, partial methylation (<90%) occurs.
    - Full mutation (over 200 repeats) but partial methylation → variable expression of the FMR1 gene → some production of the FMRP protein → milder FXS presentation and less dysregulation of ECS (unpredictable response to exogenous CBD)


NORMAL
5' UTR *FMR1*
CGG < 40
mRNA transcription
protein translation
FMRP
FMR1 Related Disorders
PREMUTATION
55 < CGG < 200
mRNA transcription
protein translation
PARTIALLY METHYLATED - FULL MUTATION
CGG > 200
dependent on % of methylation
FULL MUTATION
CGG > 200
no transcription
Fragile site at Xq 27.3

Degree of methylation affects the severity of symptoms. Individuals with partial methylation generally experience **milder cognitive, behavioral, or developmental features** compared to those with full methylation.

Greenwood Genetic Center
Where Compassion Inspires Progress

CONNECT-FX Trial Key Learnings: Results with complete methylation of *FMR1* gene

Consistent Improvements Observed with ZYN002 vs. Placebo in Patients with Complete Methylation

PRIMARY ENDPOINT

ABC-C_{FXS} Social Avoidance Subscale

40% median improvement in socially avoidant behaviors (*p*=0.027*)

CAREGIVER-REPORTED BEHAVIOR CHANGE

Caregiver Global Impression of Change (ZYN002 vs Placebo)

SOCIAL INTERACTION
63% vs 37%
(*p*=0.005*)

IRRITABLE/DISRUPTIVE BEHAVIORS
54% vs 33%
(*p*=0.027*)

SOCIAL AVOIDANCE/ISOLATION
58% vs 46%
(*p*=0.195)

OVERALL BEHAVIOR
61% vs 46%
(*p*=0.100)

CLINICIAN-REPORTED BEHAVIOR IMPROVEMENTS

Clinical Global Impression of Improvement (anchored)**

ANY IMPROVEMENT
ZYN002 vs placebo 50% vs 36%
(*p*=0.128)

CLINICALLY MEANINGFUL BEHAVIOR IMPROVEMENTS

More Patients Achieved Meaningful Change (ZYN002 vs Placebo)

SOCIAL AVOIDANCE (≥ 3 POINTS)
56% vs 37%
(*p*=0.030*)

IRRITABILITY (≥ 9 POINTS)
37% vs 26%
(*p*=0.232)

*Statistically significant, ** Not specific to Social Avoidance

Ad hoc analysis of 136 patients with complete methylation

Greenwood Genetic Center
Where Compassion Inspires Progress

Open-Label Extension Patients on ZYN002 Sustained Improvement in Patients With Complete Methylation of FMR1a a. Patients matching primary efficacy population in RECONNECT. b. ZYN2-CL-016 (CONNECT-FX). c. Least square mean ± SE; reduction equals improvement. Change in ABC-CFXS Social Avoidance CONNECT-FX Double-Blindb RECONNECT Population Continued improvement through 4 months used to support increasing treatment period in RECONNECT to 4 months -6 -5 -4 -3 -2 -1 0 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Change from baseline c Placebo (n) ZYN002 (n) 48 47 47 45 49 46 45 43 43 44 36 40 31 33 31 33 10 14 15 19 Month ZYN002 Placebo Switch from Placebo to ZYN002 64

Design Optimized from CONNECT-FX Trial 65 More patient and family friendly Extending trial to 18 weeks Increased dosing option for individuals >50 kg Successful completion of Phase 3 pivotal trial expected to satisfy requirements for an NDA submission in the U.S. and a marketing authorization application in the EU. Primary endpoint: Patients with complete methylation

KUMAR BUDUR, MD, MS Chief Medical & Scientific Officer Harmony Biosciences OPENING REMARKS SLEEP/WAKE FRANCHISE NEUROBEHAVIORAL FRANCHISE EPILEPSY FRANCHISE CLOSING REMARKS MANAGEMENT PANEL DISCUSSION Q&A

The History of ZYN-002 67 October 1, 2024 Harmony Biosciences | Investor Day More Than 15 Years of Research, Dedication, and Expertise CONNECT FX Trial The company was founded by a pharmacologist and transdermal expert at the University of Kentucky College of Pharmacy FAB-C 1 st Trial in FXS Preclinical Program Begins Open-Label Extension Trial ZYN-002 First-in-Human Clinical Trial Harmony Biosciences acquires Zynerba Oct. 2023 2004 2015 2016 2018 2021 2023 2025 2026 Topline Data for RECONNECT

ZYN-002: Unique Product Attributes

- First and only pharmaceutically produced synthetic CBD
- Devoid of THC (no psychoactive properties)
- Patent-protected permeation enhanced gel

Transdermal delivery allows direct access into the circulation, allows for the following benefits:

- Better GI tolerability
- No first-pass metabolism in liver; minimizes potential for drug interactions or impact on LFTs
- Most common treatment related AE is “application site pain” in less than 7% of the patients.
- Some patients with FXS exposed to ZYN-002 for over 7 years!


Enhancer + CBD
CBD
EPIDERMIS
CIRCULATION

KEY TAKEAWAY

- **Unique product profile**
- **Established safety and tolerability profile: Exposure for over 7 years in FXS patients — maintenance of effect and high persistence with treatment**

Harmony Biosciences data on file.

68 October 1, 2024 Harmony Biosciences | Investor Day

Double-Blind, Placebo-Controlled Study: Enrolling Pivotal Phase 3 Trial in Fragile X Syndrome 69 October 1, 2024 Harmony Biosciences | Investor Day 16 weeks Males and females 3 to 29 years old Moderate-to-Severe FXS ZYN-002 (n~100; 801 ) 250 mg daily (≤30 kg) 500 mg daily (>30 kg) 750 mg daily (>50 kg) (weight-based dose) Placebo (n~100; 80a ) Mirrors ZYN-002 administration Patients randomized (1:1) to receive either ZYN-002 or placebo 24 months All patients receive ZYN-002 1. Patients with complete methylation of FMR1 gene. Open-Label Extension (OLE): Ongoing

ZYN-002: Primary and Key Secondary Objectives

RECONNECT

Primary Objective
Change from baseline to end of treatment in ABC-C_{FXS} Social Avoidance subscale in patients who have complete (100%) methylation of their *FMR1* gene

Selected Key Secondary Objectives
Change from baseline to end of treatment in: • ABC-C_{FXS} Irritability subscale in patients who have complete methylation • ABC-C_{FXS} Social Avoidance subscale among all randomized patients (complete and partial methylation)
Percent of patients: • With any improvement on the Caregiver Global Impression of Change (CaGI-C) for Social Interactions among patients with complete methylation • Rated as improved on the Clinical Global Impression-Improvement (CGI-I) scale among patients with complete methylation

KEY TAKEAWAY

Study designed to meet US and EU regulatory requirements; on track for topline data mid-2025

70 October 1, 2024 Harmony Biosciences | Investor Day HARMONY BIOSCIENCES

FXS: Total Addressable Market


PREVALENCE ~87K[1]
DIAGNOSED ~40K[2]
ADDRESSABLE TREATMENT POPULATION ~60%[3]
TAM ~25K

PRICING BENCHMARK: Epidiolex®

- There are currently no approved therapies for the treatment of FXS
- Behavioral symptoms, especially social avoidance and irritability, significantly impact the patient and their family/caregivers
- Patients with complete methylation demonstrate the most severe symptoms

1. National FXS Foundation; 2. Hunter 2014; 3. based on Ph2 CONNECT Trial disposition.

71 October 1, 2024 Harmony Biosciences | Investor Day
HARMONY BIOSCIENCES

Mid-25 – topline data in FXS 2H 25 – Initiate 22q pivotal Phase 3 trial 2026 – PDUFA for FXS Neurobehavioral Franchise Catalysts

E P I L E P S Y

Epilepsy Franchise: Deliver Meaningful Treatment Options to Patients with Serious Unmet Medical Needs 74 October 1, 2024 Harmony Biosciences | Investor Day ACQUISITION OF EPYGENIX EPX-100 AND EPX-200 EPX-100: Innovative approach to treatment of Development Epileptic Encephalopathies (DEEs) based on validated Zebra fish model POTENTIAL FOR FAVORABLE risk/benefit proposition LEAD INDICATION IN DRAVET SYNDROME (DS) Pivotal registrational study on track for topline data in 2026 ON TRACK to initiate Phase 3 study in Lennox-Gastaut syndrome (LGS) in Q4 2024

SCOTT C. BARABAN, PhD Professor of Neurological Surgery University of California, San Francisco OPENING REMARKS SLEEP/WAKE FRANCHISE NEUROBEHAVIORAL FRANCHISE EPILEPSY FRANCHISE CLOSING REMARKS MANAGEMENT PANEL DISCUSSION Q&A

References for Presentation of Rare Epilepsy Drug Discovery using Zebrafish By Scott C. Baraban, PhD • Loscher and Schmidt, Epilepsia (2011) • Barbaban et al. Nature Communications (2013) • Dindo and Baraban, eNeuro (2016) • Griffin et al. Frontiers in Pharmacology (2018) • Griffen et al. Brain Communications (2019) • Baraban, Disease Models & Mechanisms (2021) • Kumar et al. eNeuro (2016) • Grone et al. eNeuro (2017) • Dinday et al. eNeuro (2015) • Griffin et al. Brain (2017) • Griffin et al. Frontiers in Pharmacology (2020) • Moog and Baraban, Epilepsia Open (2021)

KUMAR BUDUR, MD, MS Chief Medical & Scientific Officer Harmony Biosciences OPENING REMARKS SLEEP/WAKE FRANCHISE NEUROBEHAVIORAL FRANCHISE EPILEPSY FRANCHISE CLOSING REMARKS MANAGEMENT PANEL DISCUSSION Q&A

EPX-100 (Clemizole HCl): Overview and Clinical Development Programs

EPX-100 or Clemizole HCl once marketed as a 1st generation antihistamine in the 1960s

Sunsetted in 1970s with the introduction of newer antihistamines — no significant post-marketing safety signals

Development as an NCE, including completion of preclinical studies prior to human clinical trials[1]

No additional cardiac or lab monitoring necessary

Modulation of serotonin signal (5HT2A/2B/2C)[2] **established MoA for DEE**

Supported by published work from Dr. Baraban et al. at UCSF, funded by NIH[3]

Phase 1 study in Healthy Volunteers completed[1]

Ongoing Phase 3 study in DS; initiation of Phase 3 study in LGS in Q4 2024, IP to 2038

KEY TAKEAWAY

- **Established MoA; potential for favorable risk/benefit profile in DEEs**
- **On track for topline data in DS and LGS in 2026**
- **EPX-100 granted ODD and RPDD for both DS and LGS**

1. Harmony data on file; 2. Griffin et al Brain, 2017; 3. Baraban et al Nature Communications, 2019.

78 October 1, 2024 Harmony Biosciences | Investor Day

1 10 100 Mean Concentration 0 6 12 18 24 (ng/mL) Nominal Time (h) 20 40 80 EPX-100: Generally Safe and Well Tolerated 79 October 1, 2024 Harmony Biosciences | Investor Day * One subject on placebo and 2 subjects on EPX-100; mild, transient and self-limiting with no intervention; no symptoms reported ✓ Safety and pharmacokinetics of escalating single and multiple oral doses in 24 fasting, healthy subjects ✓ Dose-proportional PK for both EPX-100 and its main metabolite ✓ No apparent effects of food on PK ✓ Majority of the AEs were mild and self-limiting (23 mild, 4 moderate) TEAEs (most common experienced) # of Subjects Somnolence/drowsiness (mild) 9 Headache 2 QT prolongation* 3 Dose-Proportional PK Ph 1 EPX-100 PK at Day 12, Fasted Generally safe and well tolerated; no need for special laboratory monitoring KEY TAKEAWAY Harmony Biosciences data on file.

EPX-100: Preliminary Safety and Tolerability Data Compared to Select Approved Drugs in DS and LGS

NEW DATA

	Epidiolex[1]	Fintepla[2]	EPX-100[3]
Decreased appetite	16–22%	8%	0%
Diarrhea	9–20%	6%	16%
Somnolence	23–25%	11%	12%
LFT monitoring	Required	n/a	n/a
REMS (CVD and PAH)	n/a	+	n/a
Echocardiography	n/a	Prior to initiation and every 6 months thereafter	n/a

CVD: cardiac valvular disease
PAH: pulmonary arterial hypertension

KEY TAKEAWAY

EPX-100: Preliminary safety/tolerability profile suggests no need for additional lab or cardiac monitoring; potential for favorable risk/benefit profile

1. Epidiolex PI: AEs in patients treated with Epidiolex in clinical trials; 2. Fintepla PI: MC AEs in >5% of patients and more than placebo in placebo-controlled trials; 3. Harmony Biosciences data on file.

80 October 1, 2024 Harmony Biosciences | Investor Day
HARMONY BIOSCIENCES

Phase 3 Study in DS: ARGUS Study Design

Argus

Oral solution

People 2 years and older

Living with DS

Active sites in US, Canada and Europe


4 WEEKS OBSERVATIONAL
4 WEEKS TITRATION
12 WEEKS MAINTENANCE
UP TO 156 WEEKS OPEN-LABEL EXTENSION
Screening/ Baseline
4-week Screening/ Baseline Period
R 1:1
1.0 mg/kg BID every 7 days (80 mg BID maximum)
EPX-100 (Clemizole Hydrochloride) (80 mg BID maximum)
4-week Dose Titration Period
12-week Maintenance Period
Placebo
Safety Taper
YES OLE
NO OLE
1.0 mg/kg BID every 7 days (80 mg BID maximum)
EPX-100 (Clemizole Hydrochloride) (80 mg BID maximum)
4-week Double Dummy Dose Titration
Up to 152-week Open-Label Extension (OLE) Maintenance Period
Increments of 1.0 mg/kg BID every 3 days until discontinued
Safety Taper Up to 4 weeks
Phone call 2 weeks post last dose

Harmony Biosciences data on file.

81 October 1, 2024 Harmony Biosciences | Investor Day HARMONY BIOSCIENCES

ARGUS Study: Primary and Key Secondary Objectives

Primary Objective
To evaluate the efficacy of EPX-100 compared with placebo as adjunctive therapy in children and adult participants with LGS as measured by countable convulsive seizure frequency (CCSF)

Select Key Secondary Objectives
Difference between EPX-100 vs placebo in the proportion of participants with ≥50% reduction in countable convulsive seizure frequency
Difference between EPX-100 vs Placebo per 28-day period in total countable convulsive seizure frequency

KEY TAKEAWAY

- **Well-established study design and endpoints**
- **Study designed to address the requirements for both US and EU regulatory authorities**

82 October 1, 2024 Harmony Biosciences | Investor Day

ARGUS Study: Status Update 83 October 1, 2024 Harmony Biosciences | Investor Day Generally safe and well tolerated (data from double-blind and open-label extension study) Most common TEAEs occurring in >5 subjects were pyrexia, URTI, seizure, somnolence and nasopharyngitis Actively recruiting patients in US, Canada and Europe On track for topline data in 2026 Harmony Biosciences data on file.

Dravet Syndrome: Total Addressable Market


PREVALENCE ~8.6K[1]
DIAGNOSED ~7K[2]
NOT ADEQUATELY CONTROLLED ON POLY PHARMACY 5–6K[3]
TAM ~5K

PRICING BENCHMARK: Fintepla®

- Severe refractory epilepsy not controlled even with polypharmacy
- Extreme co-morbidity/ mortality if not effectively treated
- Recognized need for improved treatment options

1. Helbig 2014, Orphanet; 2. Wu 2015, medical claims data analysis and company modeling; 3. Based on KOL interviews for treatment and prescribing behavior.

84 October 1, 2024

Harmony Biosciences | Investor Day

HARMONY BIOSCIENCES

EPX-100 in Lennox Gastaut Syndrome (LGS): Phase 3 Study Design 85 October 1, 2024 Harmony Biosciences | Investor Day 12 WEEKS DOUBLE-BLIND MAINTENANCE 4 WEEKS DOUBLE-BLIND TITRATION 4 WEEKS SEIZURE OBSERVATIONAL UP TO 3 YEARS OPEN-LABEL EXTENSION Screening/ Baseline 4-week Dose Titration Period 12-week Maintenance Period Placebo 4-week Screening/ Baseline Period EPX-100 (Clemizole Hydrochloride) (80 mg BID maximum) 1.0 mg/kg BID titrated up every 7 days (80 mg BID maximum) Matching Placebo Matching Placebo Down titration 1.0 mg/kg BID every 3 days until discontinued EPX-100 (Clemizole Hydrochloride) (80 mg BID maximum) 1.0 mg/kg BID every 7 days (80 mg BID maximum) YES OLE NO OLE R 1:1 4-week Dose Titration Period Phone call 2 weeks after last dose Safety Taper Up to 4 weeks Oral solution People 2 years and older Living with LGS Planned sites in US, Canada and Europe Harmony Biosciences data on file.

LGS Study: Primary and Key Secondary Objectives 86 October 1, 2024 Harmony Biosciences | Investor Day • Well-established study design and endpoints • Study designed to address the requirements for both US and EU regulatory authorities KEY TAKEAWAY Primary Objective To evaluate the efficacy of EPX-100 compared with placebo as adjunctive therapy in children and adult participants with LGS as measured by frequency of seizures that result in drops (FSRD) Select Key Secondary Objectives Difference between EPX-100 vs placebo in the in the proportion of participants with ≥50% reduction in frequency of seizures that result in drops (FSRD) Difference between EPX-100 vs Placebo per 28-day period in total countable frequency of seizures that result in drops (FSRD)

LGS: Total Addressable Market


PREVALENCE ~48K[1]
DIAGNOSED ~44K[2]
NOT ADEQUATELY CONTROLLED ON POLY PHARMACY 35K[3]
TAM ~35K

PRICING BENCHMARK: Fintepla®

- Severe refractory epilepsy not controlled even with polypharmacy
- Extreme co-morbidity/ mortality if not effectively treated
- Recognized need for improved treatment options

1. Lennox-Gastaut Foundation; 2. Komodo Health - medical claims data 2021-2023 and company modeling; 3. Based on KOL interviews for treatment and prescribing behavior.

87 October 1, 2024
Harmony Biosciences | Investor Day
HARMONY BIOSCIENCES

Q4 2024 – Initiate LGS pivotal Phase 3 trial 2H 2026 – topline data in DS 2H 2026 – topline data in LGS 2027/2028 – PDUFA for DS 2027/2028 – PDUFA for LGS Epilepsy Franchise Catalysts

JEFFREY M. DAYNO, MD President and Chief Executive Officer Harmony Biosciences OPENING REMARKS SLEEP/WAKE FRANCHISE NEUROBEHAVIORAL FRANCHISE EPILEPSY FRANCHISE CLOSING REMARKS MANAGEMENT PANEL DISCUSSION Q&A

90 October 1, 2024 Harmony Biosciences | Investor Day Commitment to patients Addressing unmet medical needs Delivering meaningful treatment options Helping patients thrive DELIVER ON PROMISE TO PATIENTS Innovative Catalyst-rich pipeline Profitable biotech company Meaningful investment opportunity DELIVER STONG VALUE TO SHAREHOLDERS

P A N E L D I S C U S S I O N

SANDIP KAPADIA, CPA, MBA CFO & Chief Administration Officer Harmony Biosciences JEFFREY M. DAYNO, MD President & CEO Harmony Biosciences JEFFREY DIERKS, MBA Chief Commercial Officer Harmony Biosciences KUMAR BUDUR, MD, MS Chief Medical & Scientific Officer Harmony Biosciences

5 Anticipate 1 or more new product or indication launches each year over next 5 years Harmony is an innovative, catalyst-rich, profitable biotech company 93 October 1, 2024 Harmony Biosciences | Investor Day $1B+ Proven commercial product and growing $3B+ Establishing leadership position in CNS 13 Development programs; 4 in Phase 3 by year end company/harmonybiosciences/ @harmonybio harmony_biosciences w w w . h a r m o n y b i o s c i e n c e s . c o m